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                                                                  EXECUTION COPY

                        REGISTRATION RIGHTS AGREEMENT



                                                                October 31, 1997

SOCIETE GENERALE SECURITIES CORPORATION
BT ALEX. BROWN INCORPORATED
JEFFERIES & COMPANY, INC.
c/o Societe Generale Securities Corporation
1221 Avenue of the Americas
New York, New York  10020

Dear Sirs:

         STELLEX INDUSTRIES, INC., a Delaware corporation (the "Company"), proposes to issue and sell to you (the "Initial Purchasers"), upon the terms set forth in a purchase agreement dated October 23, 1997 (the "Purchase Agreement"), $100,000,000 principal amount of its 9 1/2% Senior Subordinated Notes due 2007 (the "Securities"). Payment of principal and interest on the Securities will be unconditionally guaranteed, jointly and severally, on a senior subordinated basis by the Guarantors. Capitalized terms used but not specifically defined herein have the respective meanings ascribed thereto in the Purchase Agreement. As an inducement to the Initial Purchasers to enter into the Purchase Agreement and in satisfaction of a condition to your obligations thereunder, the Company agrees with you, for the benefit of the holders (including the Initial Purchasers) of the Securities (collectively, the "Holders"), as follows:

         1. Registered Exchange Offer. The Company shall prepare and, not later than 45 days following the Issue Date (as hereinafter defined), the Company and the Guarantors (i) shall file with the Commission a registration statement (the "Exchange Offer Registration Statement") on an appropriate form under the Securities Act with respect to a proposed offer (the "Registered Exchange Offer") to the Holders to issue and deliver to such Holders, in exchange for the Securities, a like aggregate principal amount of senior subordinated notes of the Company (the "Exchange Securities") substantially identical to the Securities, except for the transfer restrictions relating to the Securities,
(ii) shall use their reasonable best efforts to cause the Exchange Offer Registration Statement to become effective under the Securities Act no later than 120 days after the Issue Date and to be consummated no later than 165 days after the Issue Date and (iii) shall keep the Registered Exchange Offer open for a period of not less than 20 business days (or longer, if required by applicable law) (such period being called the "Exchange Offer Registration Period"). The Exchange Securities will be issued under the Indenture or an indenture (the "Exchange Securities Indenture") between the Company, the Guarantors and the Trustee or such other bank or trust company reasonably satisfactory to you, as trustee (the "Exchange Securities Trustee"), such indenture to be substantially identical to the Indenture except for the transfer restrictions relating to the Securities (as described above).



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         Upon the effectiveness of the Exchange Offer Registration Statement, the Company shall promptly commence the Registered Exchange Offer, it being the objective of such Registered Exchange Offer to enable each Holder electing to exchange Securities for Exchange Securities (assuming that such Holder (a) is not (i) an affiliate of the Company within the meaning of the Securities Act or
(ii) an Exchanging Dealer (as defined below) not complying with the requirements of the next sentence, (b) acquires the Exchange Securities in the ordinary course of such Holder's business and (c) has no arrangements or understandings with any person to participate in the distribution of the Exchange Securities) to trade such Exchange Securities from and after their receipt without any limitations or restrictions under the Securities Act and without material restrictions under the securities laws of the several states of the United States. The Company, the Initial Purchasers and each Exchanging Dealer (as defined below) acknowledge that, pursuant to current interpretations by the Commission's staff of Section 5 of the Securities Act, each Holder which is a broker-dealer electing to exchange Securities, acquired for its own account as a result of market making activities or other trading activities, for Exchange Securities (an "Exchanging Dealer"), is required to deliver a prospectus containing the information set forth in Annex A hereto on the cover, in Annex B hereto in the "Exchange Offer Procedures" section and the "Purpose of the Exchange Offer" section, and in Annex C hereto in the "Plan of Distribution" section of such prospectus in connection with a sale of any such Exchange Securities received by such Exchanging Dealer pursuant to the Registered Exchange Offer.

         In connection with the Registered Exchange Offer, the Company shall:

         (a) mail to each Holder a copy of the prospectus forming part of the Exchange Offer Registration Statement, together with an appropriate letter of transmittal and related documents;

         (b) keep the Registered Exchange offer open for not less than 20 business days (or longer if required by applicable law);

         (c) utilize the services of an Exchange Agent for the Registered Exchange Offer with an address in the Borough of Manhattan, The City of New York;

         (d) permit Holders to withdraw tendered Securities at any time prior to the close of business, New York time, on the last business day on which the Registered Exchange Offer shall remain open; and

         (e) otherwise comply in all respects with all laws applicable to the Registered Exchange Offer.

         Promptly after the close of the Registered Exchange Offer, the Company shall:

         (a) accept for exchange all Securities tendered and not validly withdrawn pursuant to the Registered Exchange Offer;


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         (b) deliver to the Trustee for cancellation all Securities so accepted for exchange; and

         (c) cause the Trustee or the Exchange Securities Trustee, as the case may be, promptly to authenticate and deliver to each Holder of Securities, Exchange Securities equal in principal amount to the Securities of such Holder so accepted for exchange.

         The Company and the Guarantors shall use their reasonable best efforts to keep the Exchange Offer Registration Statement effective and to amend and supplement the prospectus contained therein in order to permit such prospectus to be used by all persons subject to the prospectus delivery requirements of the Securities Act for such period of time as such persons must comply with such requirements in order to resell the Exchange Securities; provided that (i) in the case where such prospectus and any amendment or supplement thereto must be delivered by an Exchanging Dealer, such period shall be the lesser of 90 days and the date on which all Exchanging Dealers have sold all Exchange Securities held by them and (ii) the Company shall make such prospectus and any amendment or supplement thereto available to any broker-dealer for use in connection with any resale of any Exchange Securities for a period of not less than 90 days after the consummation of the Registered Exchange Offer.

         The Indenture or the Exchange Securities Indenture, as the case may be, shall provide that the Securities and the Exchange Securities shall vote and consent together on all matters as one class and that none of the Securities or the Exchange Securities will have the right to vote or consent as a separate class on any matter.

         Interest on each Exchange Security issued pursuant to the Registered Exchange Offer will accrue from the last interest payment date on which interest was paid on the Securities surrendered in exchange therefor or, if no interest has been paid on the Securities, from the date of original issue of the Securities.

         Each Holder participating in the Registered Exchange Offer shall be required to represent to the Company and the Guarantors that at the time of the consummation of the Registered Exchange Offer (i) any Exchange Securities received by such Holder will be acquired in the ordinary course of business,
(ii) such Holder is not engaged in, and does not intend to engage in, and has no arrangement or understanding with any person to participate in, a distribution of the Securities or the Exchange Securities within the meaning of the

Securities Act, (iii) such Holder is not an affiliate of the Company within the meaning of the Securities Act, or if it is an affiliate, it will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable and (iv) such Holder is not acting on behalf of any person who could not make the foregoing representations. Such Holder shall also make such other representations as may be required to comply with applicable law or Commission policy with respect to the Registered Exchange Offer.


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         Notwithstanding any other provisions hereof, the Company will ensure that (i) any Exchange Offer Registration Statement and any amendment thereto and any prospectus forming part thereof and any supplement thereto complies in all material respects with the Securities Act and the rules and regulations thereunder, (ii) any Exchange Offer Registration Statement and any amendment thereto does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (iii) any prospectus forming part of any Exchange Offer Registration Statement, and any supplement to such prospectus, does not include, as of the consummation of the Registered Exchange Offer, an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

         2. Shelf Registration. If (i) because of any change in law or applicable interpretations thereof by the Commission the Company is not permitted to effect the Registered Exchange Offer as contemplated by Section 1 hereof, or (ii) any Holder (A) notifies the Company on or prior to the consummation of the Registered Exchange Offer that is not eligible to participate in the Registered Exchange Offer, (B) participates in the Registered Exchange Offer and does not receive freely transferable Exchange Securities in exchange for tendered Securities or (C) is a broker-dealer that holds Securities acquired directly from the Company or one of its affiliates, then the following provisions shall apply:

         (a) (x) The Company and the Guarantors shall use their reasonable best efforts to cause to be filed with the Commission a Shelf Registration Statement pursuant to Rule 415 under the Securities Act, which may be an amendment to the Exchange Offer Registration Statement (a "Shelf Registration Statement," and together with any Exchange Offer Registration Statement a "Registration Statement"), on or prior to the earliest to occur of (1) the 30th day after the Company determines that it is not permitted to effect the Registered Exchange Offer or (2) the 30th day after the date on which the Company receives notice from a Holder of Transfer Restricted Securities as contemplated by clause (ii) above (such earliest date being the "Shelf Filing Deadline") which Shelf Registration Statement shall provide for resales of Transfer Restricted Securities; and


         (y) The Company and the Guarantors shall use their reasonable best efforts to cause such Shelf Registration Statement to be declared effective by the Commission on or prior to the 60th day after the Shelf Filing Deadline. Notwithstanding the foregoing, the Company shall not be required to file a Shelf Registration Statement with respect to Securities or Exchange Securities of any Holder (other than Securities of the Initial Purchasers) on account of such Holder not being able to make the representations contained in Section 1 in connection with the Registered Exchange Offer.

         (b) The Company and the Guarantors shall use their reasonable best efforts to keep the Shelf Registration Statement continuously effective in order to permit the prospectus forming part thereof to be usable by Holders for a period of two years from the Issue Date or such shorter period that will terminate when all the Securities and Exchange Securities covered by the Shelf Registration Statement have been sold pursuant to the Shelf


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Registration Statement (in any such case, such period being called the "Shelf
Registration Period"). The Company and the Guarantors shall not be deemed to have breached its obligations pursuant to the preceding sentence if it shall be required to amend the Shelf Registration Statement or the effectiveness of the Shelf Registration Statement shall be suspended, or the prospectus contained in the Shelf Registration Statement shall not be usable, as a result of a corporate transaction involving the Company that is not adequately reflected in the Shelf Registration Statement; provided that the failure to keep the Shelf Registration Statement effective and usable for such reasons shall last no longer than 45 days in any 12-month period (whereafter Liquidated Damages pursuant to Section 3 shall accrue). Any such period during which the Company and the Guarantors fail to keep the Shelf Registration Statement effective and usable is referred to as a "Suspension Period." A Suspension Period shall commence on and include the date that the Company gives notice that the Shelf Registration Statement is no longer effective or the prospectus included therein is no longer usable and shall end on the earlier to occur of (i) the date when each seller of Transfer Restricted Securities covered by such Shelf Registration Statement either receives copies of the supplemented or amended prospectus or is advised in writing by the Company that the use of the prospectus may be resumed and (ii) the expiration of the 30 days in any 12-month period during which one or more Suspension Periods has been in effect; provided that the period during which the Shelf Registration Statement is required to be kept continuously effective shall be increased by the total number of days of all such Suspension Periods.

         (c) Notwithstanding any other provisions hereof, the Company and the Guarantors will ensure that (i) any Shelf Registration Statement and any amendment thereto and any prospectus forming part thereof and any supplement thereto complies in all material respects with the Securities Act and the rules and regulations thereunder, (ii) any Shelf Registration Statement and any amendment thereto (in either case, other than with respect to information included therein in reliance upon or in conformity with written information furnished to the Company by or on behalf of any Holder specifically for use therein (the "Holders' Information")) does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (iii) any prospectus forming part of any Shelf Registration Statement, and any supplement to such prospectus (in either case, other than with respect to Holders' Information), does not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

         3. Liquidated Damages. (a) The parties hereto agree that the Holders of Securities will suffer damages if the Company and the Guarantors fail to fulfill their obligations under Section 1 or Section 2, as applicable, and that it would not be feasible to ascertain the extent of such damages. Accordingly, if (i) the applicable Registration Statement is not filed with the Commission on or prior to the date specified for such filing in this Agreement, (ii) the Exchange Offer Registration Statement or the Shelf Registration Statement, as the case may be, is not declared effective on or prior to the date specified for such effectiveness in this Agreement, (iii) the Registered Exchange Offer is not consummated

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on or prior to 165 days after the Issue Date, or (iv) the Shelf Registration
Statement is filed and declared effective on or prior to the date specified for such effectiveness in this Agreement but shall thereafter cease to be effective (at any time that the Company is obligated to maintain the effectiveness thereof) without being succeeded within 45 days by an amendment to the Registration Statement or an additional Shelf Registration Statement filed and declared effective (each such event referred to in clauses (i) through (iv), a "Registration Default"), the Company will generally be obligated to pay liquidated damages ("Liquidated Damages") to each Holder of Transfer Restricted Securities (as defined below), with respect to the first 90-day period immediately following the occurrence of such Registration Default, in an amount equal to $0.05 per week per $1,000 principal amount of the Securities constituting Transfer Restricted Securities held by such Holder for each week or portion thereof that the Registration Default continues. The amount of the Liquidated Damages will increase by an additional $.05 per week per $1,000 principal amount of Securities constituting Transfer Restricted Securities with respect to each subsequent 90-day period until all Registration Defaults have been cured, up to a maximum amount of Liquidated Damages of $.20 per week per $1,000 principal amount of Transfer Restricted Securities. Following the cure of all Registration Defaults, the accrual of Liquidated Damages will cease. "Transfer Restricted Securities" means each Security until the earliest to occur of (i) the date on which such Security has been exchanged for a freely transferrable Exchange Security in the Registered Exchange Offer, (ii) the date on which such Security has been effectively registered under the Securities Act and disposed of in accordance with the Shelf Registration Statement or (iii) the date on which such Security is distributed to the public pursuant to Rule 144 under the Securities Act (or any successor provision) or is salable pursuant to Rule 144(k) (or any successor provision) under the Securities Act. Notwithstanding anything to the contrary in this Section 3(a), the Company shall not be required to pay Liquidated Damages to the Holder of Transfer Restricted Securities if such Holder: (a) failed to comply with its obligations to make the representations in the second to last paragraph of Section 1; or (b) failed to provide the information required to be provided by it, if any, pursuant to
Section 4(m).

         (b) The Company shall notify the Trustee and the Paying Agent under the Indenture promptly upon the happening of each and every Registration Default. The Company shall pay the Liquidated Damages due on the Transfer Restricted Securities by depositing with the Paying Agent (which may not be the Company for these purposes), in trust, for the benefit of the Holders thereof, prior to 10:00 a.m., New York City time on the next interest payment date specified by the Indenture and the Securities, sums sufficient to pay the Liquidated Damages then due. The Liquidated Damages due shall be payable on each interest payment date specified by the Indenture to the record holder entitled to receive the interest payment to be made on such date. Each obligation to pay Liquidated Damages shall be deemed to accrue from and including the applicable Registration Default.

         (c) The parties hereto agree that the Liquidated Damages provided for in this Section 3 constitute a reasonable estimate of and are intended to constitute the sole damages that will be suffered by Holders of Transfer Restricted Securities by reason of the failure of (i) the Shelf Registration Statement or the Exchange Offer Registration Statement,


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as the case may be, to be filed, (ii) the Exchange Offer Registration Statement to be declared effective and the Registered Exchange Offer to be consummated,
(iii) the Shelf Registration Statement to be declared effective or (iv) the Shelf Registration Statement to again become effective, in each case to the extent required by this Agreement.

         4. Registration Procedures. In connection with any Registration Statement, the following provisions shall apply:

         (a) The Company shall (i) use its reasonable best efforts to furnish to Societe Generale Securities Corporation ("SGSC") and its counsel, prior to the filing thereof with the Commission, a copy of the Registration Statement and each amendment thereof and each supplement, if any, to the prospectus included therein and shall use reasonable best efforts to consult with SGSC regarding such comments as SGSC or its counsel reasonably may propose; and (ii) include the information (or information substantially to the same effect) set forth in

Annex A hereto on the cover, in Annex B hereto in the "Exchange Offer Procedures" section and the "Purpose of the Exchange Offer" section and in Annex C hereto in the "Plan of Distribution" section of the prospectus forming a part of the Exchange Offer Registration Statement, and include the information (or information substantially to the same effect) set forth in Annex D hereto in the Letter of Transmittal delivered pursuant to the Registered Exchange Offer (in each case, to the extent such information is required by applicable law or the Commission's rules and/or interpretations);

         (b) The Company shall advise you, each Exchanging Dealer and the Holders (if applicable) and, if requested by such person, confirm such advice in writing (which advice pursuant to clauses (iii)-(iv) hereof shall be accompanied by an instruction to suspend the use of the prospectus until the requisite changes have been made):

         (i) when any Registration Statement and any amendment thereto has been filed with the Commission and when such Registration Statement or any post-effective amendment thereto has become effective;

         (ii) prior to the effectiveness of any Registration Statement, of the receipt of any comment letter or request for information from the Commission;

         (iii) following the effectiveness of any Registration Statement, of any request by the Commission for amendments or supplements to such Registration Statement or the prospectus included therein or for additional information;

         (iv) of the issuance by the Commission of any stop order suspending the effectiveness of any Registration Statement or the initiation of any proceeding for that purpose;

         (v) following the effectiveness of any Registration Statement, of the receipt by the Company of any notification with respect to the suspension of the qualification


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    of the Securities or the Exchange Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and

         (vi) of the happening of any event that requires the making of any changes in any Registration Statement or the prospectus so that, as of such date, the statements therein are not misleading in any material respect and do not omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in any material respect.

         The Company will make every reasonable effort to obtain the withdrawal at the earliest possible time of any order suspending the effectiveness of any

Registration Statement.

         (c) The Company will furnish to each Holder of Transfer Restricted Securities specifically named in any Shelf Registration Statement, without charge, at least one copy of such Shelf Registration Statement and any post-effective amendment thereto, including financial statements and schedules, and, if the Holder so requests in writing, all exhibits (including those incorporated by reference).

         (d) The Company will, during the Shelf Registration Period, promptly deliver to each Holder of Transfer Restricted Securities specifically named in any Shelf Registration Statement, without charge, as many copies of the prospectus (including each preliminary prospectus) included in such Shelf Registration Statement and any amendment or supplement thereto as such Holder may reasonably request; and the Company consents to the use of the prospectus or any amendment or supplement thereto by each of the selling Holders of Transfer Restricted Securities in connection with the offering and sale of the Transfer Restricted Securities covered by the prospectus or any amendment or supplement thereto.

         (e) The Company will furnish to each Exchanging Dealer and each Initial Purchaser and to any other Holder who so requests, without charge, at least one copy of the Exchange Offer Registration Statement and any post-effective amendment thereto, including financial statements and schedules, and, if the Exchanging Dealer, Initial Purchaser or any such Holder so requests in writing, all exhibits (including those incorporated by reference).

         (f) The Company will, during the Exchange Offer Registration Period, promptly deliver to each Exchanging Dealer or the Initial Purchasers, as applicable, without charge, as many copies of the prospectus included within the coverage of Exchange Offer Registration Statement and any amendment or supplement thereto as such Exchanging Dealer or the Initial Purchasers, as applicable, may reasonably request for delivery by such Exchanging Dealer in connection with a sale of Exchange Securities received by it pursuant to the Registered Exchange Offer; and the Company consents to the use of the prospectus or any amendment or supplement thereto by any such Exchanging Dealer as aforesaid.

         (g) To the extent required by applicable law, prior to any public offering of Securities or Exchange Securities pursuant to any Registration Statement, the Company will


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use its reasonable best efforts to register or qualify or cooperate with the
Holders of Securities included therein and its counsel in connection with the registration or qualification of such securities for offer and sale under the state securities or blue sky laws of such United States jurisdictions as any such Holder reasonably requests in writing and do any and all other acts or things necessary or advisable to enable the offer and sale in such jurisdictions of the Securities or Exchange Securities covered by such Registration Statement; provided, however, that neither the Company nor any Guarantor shall be required to qualify as a foreign corporation where it is not now so qualified or to take any action that would subject it to service of process in suits or to taxation in any jurisdiction where it is not now so subject.

         (h) The Company will cooperate with the Holders of Securities or Exchange Securities to facilitate the timely preparation and delivery of certificates representing Securities or Exchange Securities to be sold pursuant to any Registration Statement free of any restrictive legends and in such denominations and registered in such names as Holders may request in writing prior to sales of Securities or Exchange Securities pursuant to such Registration Statement.

         (i) If any event contemplated by paragraphs (b)(iii) through (v) above occurs during the period in which the Company is required to maintain an effective Registration Statement, the Company will use its reasonable best efforts to promptly prepare a post-effective amendment to the Registration Statement or a supplement to the related prospectus or file any other required document so that, as thereafter delivered to purchasers of the Securities or purchasers of Exchange Securities from a Holder, the prospectus will not include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

         (j) Not later than the effective date of the applicable Registration Statement, the Company will provide a CUSIP number for the Exchange Securities and provide the applicable trustee with certificates for the Securities or Exchange Securities, as the case may be, in a form eligible for deposit with The Depository Trust Company; and upon consummation of the Registered Exchange Offer, the Company shall deliver to the Trustee, on behalf of the Holders of the Exchange Securities, a legal opinion to the effect that the Exchange Securities, when issued, will constitute valid and legally binding obligations of the Company, entitled to the benefits of the Indenture, and enforceable against the Company in accordance with their terms (subject to customary qualifications for opinions of this type).

         (k) The Company and the Guarantors will comply with all applicable rules and regulations of the Commission and will make generally available to the Company's security holders as soon as practicable after the effective date of the applicable Registration Statement an earnings statement satisfying the provisions of Section 11(a) of the Securities Act; provided that in no event shall such earnings statement be delivered later than 45 days after the end of a 12-month period (or 90 days, if such period is a fiscal year) beginning with

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the first month of the Company's first fiscal quarter commencing after the effective date of the applicable Registration Statement, which statements shall cover such 12-month period.

         (l) The Company will cause the Indenture or the Exchange Securities Indenture, as the case may be, to be qualified under the Trust Indenture Act as required by applicable law in a timely manner.

         (m) The Company may require each Holder of Transfer Restricted Securities to be sold pursuant to any Shelf Registration Statement to furnish to the Company such information regarding the Holder and the distribution of such Transfer Restricted Securities as the Company may from time to time reasonably require for inclusion in such Registration Statement, and the Company may exclude from such registration the Transfer Restricted Securities of any Holder that unreasonably fails to furnish such information within a reasonable time after receiving such request.

         (n) In the case of a Shelf Registration Statement, each Holder of Transfer Restricted Securities to be registered pursuant thereto agrees by acquisition of such Transfer Restricted Securities that, upon receipt of any notice from the Company pursuant to Section 4(b)(iii) through (v) hereof, such Holder will discontinue disposition of such Transfer Restricted Securities until such Holder's receipt of copies of the supplemental or amended prospectus contemplated by Section 4(i) hereof, or until advised in writing (the "Advice") by the Company that the use of the applicable prospectus may be resumed. If the Company shall give any notice under Section 4(b)(iii) through (v) during the period that the Company is required to maintain an effective Registration Statement (the "Effectiveness Period"), such Effectiveness Period shall be extended by the number of days during such period from and including the date of the giving of such notice to and including the date when each seller of Transfer Restricted Securities covered by such Registration Statement shall have received
(x) the copies of the supplemental or amended prospectus contemplated by Section 4(i) (if an amended or supplemental prospectus is required) or (y) the Advice (if no amended or supplemental prospectus is required).

         (o) In the case of a Shelf Registration Statement, the Company shall enter into such customary agreements (including, if requested, an underwriting agreement in customary form) and take all such other action, if any, as Holders of a majority in aggregate principal amount of the Securities and Exchange Securities being sold or the managing underwriters (if any) shall reasonably request in order to facilitate any disposition of Securities or Exchange Securities pursuant to such Shelf Registration Statement; provided, however, that the Company shall not be obligated to enter into an underwriting agreement or to facilitate such disposition in an underwritten offering pursuant to any Shelf Registration Statement unless Holders of a majority in aggregate principal amount of such Transfer Restricted Securities elect to dispose of such Transfer Restated Securities in such an underwritten offering.

         (p) In the case of a Shelf Registration Statement, the Company shall
(i) make reasonably available for inspection by a representative of, and Special Counsel (as

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                                                                              11



defined below) acting for, Holders of a majority in aggregate principal amount of the Securities and Exchange Securities being sold and any managing underwriter participating in any disposition of Securities or Exchange Securities pursuant to such Shelf Registration Statement, all relevant financial and other records, pertinent corporate documents and properties of the Company and its subsidiaries and (ii) use its reasonable best efforts to have its officers, directors, employees, accountants and counsel supply all relevant information reasonably requested by such representative, Special Counsel or any such managing underwriter (an "Inspector") in connection with such Shelf Registration Statement; provided, however, that the Company need not make available or supply any information pursuant to this paragraph (p) to the extent such information may not be disclosed pursuant to any confidentiality agreement to which the Company or any of its Subsidiaries is a party or such disclosure would jeopardize any applicable attorney-client, work product or other privilege.

         (q) In the case of a Shelf Registration Statement, the Company shall, if requested by Holders of a majority in aggregate principal amount of the Securities and Exchange Securities being sold, their Special Counsel or the managing underwriters (if any) in connection with such Shelf Registration Statement, use its reasonable best efforts to cause (i) its counsel to deliver an opinion relating to the Shelf Registration Statement and the Securities or Exchange Securities, as applicable, in customary form, (ii) its officers to execute and deliver all customary documents and certificates reasonably requested by Holders of a majority in aggregate principal amount of the Securities and Exchange Securities being sold, their Special Counsel or the managing underwriters (if any) and (iii) its independent public accountants to provide a comfort letter in customary form, subject to receipt of appropriate documentation as contemplated, and only if permitted, by Statement of Auditing Standards No. 72.

         5. Registration Expenses. The Company and the Guarantors will bear all expenses incurred in connection with the performance of their obligations under Sections 1, 2, 3 and 4 hereof and the Company and the Guarantors will reimburse the Initial Purchasers and the Holders for the reasonable fees and disbursements (up to an aggregate amount of $50,000) of one firm of attorneys chosen by the Holders of a majority in aggregate principal amount of the Securities and the Exchange Securities to be sold pursuant to a Shelf Registration Statement (the "Special Counsel") acting for the Initial Purchasers or Holders in connection therewith. The Company and the Guarantors shall not have any obligation to pay any underwriting fees, discounts or commissions attributable to the sale of any Securities or Exchange Securities pursuant to this Agreement.

         6. Indemnification. (a) Indemnification of Holders. The Company and each Guarantor, jointly and severally, shall indemnify and hold harmless each Holder (including, without limitation, any such Initial Purchaser or Exchanging Dealer), their respective directors, officers, representatives and agents and each person, if any, who controls such Holder within the meaning of Section 15 of the Securities Act (collectively referred to for the purposes of this Section 6 as a Holder) against any loss, claim, damage or liability, joint or several, or any action in respect thereof (including, without limitation, any loss, claim, damage, liability or action relating to purchases and sales of Securities or

Exchange Securities), to which that Holder may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of or is based upon (i) any untrue statement or alleged untrue statement of a material fact contained in any such Registration Statement or any preliminary or final prospectus forming part thereof or in any amendment or supplement thereto or (ii) the omission or alleged omission to state in any such Registration Statement or any preliminary or final prospectus forming part thereof or in any amendment or supplement thereto a material fact required to be stated therein or necessary to make the statements therein not misleading, and shall reimburse each Holder for any legal or other expenses reasonably incurred by that Holder in connection with investigating or preparing to defend or defending against or appearing as a third party witness in connection with any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the foregoing indemnification agreement with respect to any preliminary prospectus shall not inure to the benefit of any Holder from whom the person asserting any such loss, claim, damage or liability purchased Securities or Exchange Securities, if (i) a copy of the preliminary prospectus (as then amended or supplemented) was delivered to such person at or prior to the written confirmation of the sale of Securities or Exchange Securities to such person, (ii) a copy of the final prospectus (as then amended or supplemented) was not sent or given to such person by or on behalf of such Holder and (iii) the final prospectus (as so amended or supplemented) would have cured the defect giving rise to such loss, claim, damage or liability; and further provided, however, that the Company and the Guarantors shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of or is based upon an untrue statement or alleged untrue statement in or omission or alleged omission from any preliminary prospectus or Registration Statement or any such amendment or supplement in reliance upon and in conformity with any Holders' Information.

         (b) Indemnification of Company, Guarantors, Directors and Officers. Each Holder, severally and not jointly, agrees to indemnify and hold harmless the Company and each Guarantor, their respective directors, officers, representatives and agents, and each person, if any, who controls them or any of them within the meaning of Section 15 of the Securities Act (collectively referred to for the purposes of this Section 6 as the Company), against any loss, claim, damage or liability, joint or several, or any action in respect thereof, to which they or any of them may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of or is based upon (i) any untrue statement or alleged untrue statement of a material fact contained in a preliminary or final prospectus or such Registration Statement or in any amendment or supplement thereto or (ii)

the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with any Holders' Information furnished to the Company by or on behalf of that Holder specifically for use therein, and shall reimburse the indemnified party for any legal or other expenses reasonably incurred by the indemnified party in connection with investigating or preparing to defend or defending against or appearing as third party witness in connection with any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that no such Holder shall be liable for any indemnity claims hereunder in excess of the amount of net proceeds received by such Holder from the sale of Securities or Exchange Securities pursuant to such Shelf Registration Statement.

         (c) Actions; Notification. Promptly after receipt by an indemnified party under this Section 6 of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under this Section 6, notify the indemnifying party in writing of the claim or the commencement of that action; provided, however, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have under this Section 6 except to the extent it has been materially prejudiced by such failure; and, provided, further, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have to an indemnified party otherwise than under this
Section 6. If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Section 6 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof; provided, however, that any indemnified party shall have the right to employ separate counsel in any such action and to participate in the defense thereof but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the employment thereof has been specifically authorized by the indemnifying party in writing, (ii) such indemnified party shall have been advised by such counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the indemnifying party and in the reasonable judgment of such counsel it is advisable for such indemnified party to employ separate counsel or
(ii) the indemnifying party has failed to assume the defense of such action and employ counsel reasonably satisfactory to the indemnified party, in which case, if such indemnified party notifies the indemnifying party in writing that it elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such action on behalf of such indemnified party, it being understood, however, that the indemnifying party shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys at any time for all such indemnified parties, which firm shall be designated in writing by the Holders of a majority in aggregate principal amount of the Securities or Exchange Securities, as the case may be, if the indemnified parties under this
Section 6 consist of any Holder or any of their respective officers, employees or controlling persons, or by the Company, if the indemnified parties under this
Section 6 consist of the Company or a Guarantor or any of their respective directors, officers, employees or controlling persons. Each indemnified party, as a condition of the indemnity agreements contained in Sections 6(a) and 6(b), shall use all reasonable efforts to cooperate with the indemnifying party in the defense of any such action or claim. Subject to the provisions of

Section 6(d) below, no indemnifying party shall be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with its written consent or if there be a final judgment for the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment.

         (d) Settlement without Consent if Failure to Reimburse. If at any time an indemnified party shall have requested that an indemnifying party reimburse the indemnified party for fees and expenses of counsel payable in accordance with this Section 6, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by this Section 6 effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by such indemnifying party of the request for reimbursement, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement.

         (e) Contribution. If the indemnification provided for in this Section 6 is unavailable or insufficient to hold harmless an indemnified party under
Section 6(a) or (b), then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, (i) in such proportion as shall be appropriate to reflect the relative benefits received by the Company and the Guarantors on the one hand and a Holder with respect to the sale by such Holder of Securities or Exchange Securities on the other or (ii) if the allocation provided by clause
(i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i)

above but also the relative fault of the Company and the Guarantors on the one hand and such Holder on the other with respect to the statements or omissions which resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Guarantors on the one hand and a Holder on the other with respect to such offering shall be deemed to be in the same proportion as the total net proceeds from the offering of the Securities or Exchange Securities (before deducting expenses) received by the Company and the Guarantors as set forth on the cover of the Offering Memorandum bear to the total proceeds received by such Holder with respect to its sale of Securities or Exchange Securities. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company and the Guarantors on the one hand or to any Holders' Information supplied by such Holder on the other, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The Company and the Holders agree that it would not be just and equitable if contributions pursuant to this Section 6(e) were to be determined by pro rata allocation (even if the Holders were treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this Section 6(e) shall be deemed to include, for purposes of this Section 6(e), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 6(e), no Holder shall be required to contribute any amount in excess of the amount by which the total price at which the Securities or Exchange Securities sold by such Holder to any purchaser exceeds the amount of any damages which such Holder has otherwise paid or become liable to pay by reason of any untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

         Any Holder's obligations to contribute as provided in this Section 6(e) are several and not joint.

         The obligations of the Company, the Guarantors and the Holders in this
Section 6 are in addition to any other liability which the Company, the Guarantors or the Holders as the case may be, may otherwise have.

         7. Rule 144A. Unless the Company is then subject to Section 13 or 15(d) of the Exchange Act, the Company hereby agrees with each Holder, for so long as any Transfer Restricted Securities remain outstanding, to make available, upon request, to any Holder or beneficial owner of Transfer Restricted Securities in connection with any sale thereof and any prospective purchaser of such Transfer Restricted Securities from such Holder or beneficial owner, the information required by Rule 144A(d)(4) under the Act in order to permit resales of such Transfer Restricted Securities pursuant to Rule 144A. Notwithstanding the foregoing, nothing in this Section 7 shall be deemed to require the Company to register any of its securities pursuant to the Exchange Act.

         8. Underwritten Registrations. If any of the Transfer Restricted Securities covered by any Shelf Registration Statement are to be sold in an underwritten offering, the investment banker or investment bankers and manager or managers that will administer the offering will be selected by the Holders of a majority in aggregate principal amount of such Transfer Restricted Securities included in such offering, subject to the consent of the Company (which shall not be unreasonably withheld or delayed), and such Holders shall be responsible for all underwriting commissions and discounts in connection therewith.

         9. Miscellaneous. (a) Amendments and Waivers. The provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the Company has obtained the written consent of Holders of a majority in aggregate principal amount of the Securities and the Exchange Securities, taken as a single class. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of the Holders of Securities or Exchange Securities whose Securities or Exchange Securities are being sold or exchanged pursuant to a Registration Statement and that does not directly or indirectly affect the rights of other Holders may be given by Holders of a majority in aggregate principal amount of the Securities or Exchange Securities being sold or exchanged by such Holders pursuant to such Registration Statement.

         (b) Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, first-class mail, telecopier, or air courier guaranteeing overnight delivery:

         (1) if to a Holder, at the most current address given by such Holder to the Company in accordance with the provisions of this Section 9(b), which address initially is, with respect to each Holder, the address of such Holder maintained by the Registrar under the Indenture, with a copy in like manner to Societe Generale Securities Corporation;

         (2) if to you, initially at your address set forth in the Purchase Agreement; and

         (3)  if to the Company or the Guarantors, initially at the address of the Company set forth in the Purchase Agreement, or with a copy to Winston & Strawn, 200 Park Avenue, New York, New York 10016, Attention: Robert W. Ericson.

         All such notices and communications shall be deemed to have been duly given: when delivered by hand, if personally delivered; one business day after being delivered to a next-day air courier; five business days after being deposited in the mail; and when receipt is acknowledged by the recipient's telecopier machine, if telecopied.

         (c) Successors and Assigns. This Agreement shall be binding upon the successors and assigns of each of the parties; provided, however, that this Agreement shall not inure to the benefit of or be binding upon a successor or assign of a Holder unless and to the extent such successor or assign acquired Transfer Restricted Securities from such Holder.

         (d) Counterparts. This Agreement may be executed in any number of counterparts (which may be delivered in original form or by telecopies) and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

         (e) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

         (f) Governing Law; Submission to Jurisdiction.

         THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

         (g) No Inconsistent Agreements. The Company has not and shall not, on or after the date of this Agreement, enter into any agreement that is inconsistent with the rights granted to the holders of Transfer Restricted Securities in this Agreement or otherwise conflicts with the provisions hereof. The Company has not previously entered into any agreement which remains in effect granting any registration rights with respect to any of its debt securities to any person, which agreement would allow any person other than the Holders of Transfer Restricted Securities to require the Company to register any such debt securities pursuant to a Registration Statement. Without limiting the generality of the foregoing, without the written consent of the holders of a majority in aggregate principal amount of the then outstanding Transfer Restricted Securities, the Company shall not grant to any person the right to request the Company to register any debt securities of the Company under the Securities Act pursuant to a Registration Statement unless the rights so granted are not in conflict or inconsistent with the provisions of the Agreement.

         (h) No Piggyback on Registrations. Neither the Company, nor any of its

security holders (other than the holders of Transfer Restricted Securities in such capacity) shall have the right to include any securities of the Company in any Shelf Registration or Registered Exchange Offer other than Transfer Restricted Securities.

         (i) Severability. The remedies provided herein are cumulative and not exclusive of any remedies provided by law. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction.

         (j) Remedies. In the event of a breach by the Company or any Guarantor, or by any holder of Transfer Restricted Securities, of any of their obligations under this Agreement, each holder of Transfer Restricted Securities or the Company and the Guarantors, as the case may be, in addition to being entitled to exercise all rights granted by law, including recovery of damages (other than the recovery of damages for a breach by the Company of its obligations under Sections 1 or 2 hereof for which Liquidated Damages have been paid pursuant to
Section 3 hereof), will be entitled to specific performance of its rights under this Agreement. Except as provided in Section 3, the Company, the Guarantors and each holder of Transfer Restricted Securities agree that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agree that, in the event of any action for specific performance in respect of such breach, it shall waive the defense that a remedy at law would be adequate.

         Please confirm that the foregoing correctly sets forth the agreement among the Company and you.

                                       Very truly yours,

                                       STELLEX INDUSTRIES, INC.


                                       By: /s/ William L. Remley
                                          ------------------------------------
                                          Name:  William L. Remley
                                          Title: Vice Chairman



                                       KII HOLDING CORP.


                                       By: /s/ William L. Remley
                                          ------------------------------------
                                          Name:  William L. Remley
                                          Title: Vice Chairman



                                       KII ACQUISITION CORP.


                                       By: /s/ William L. Remley
                                          ------------------------------------
                                          Name:  William L. Remley
                                          Title: Vice Chairman



                                       STELLEX AEROSPACE


                                       By: /s/ William L. Remley
                                          ------------------------------------
                                          Name:  William L. Remley
                                          Title: Vice Chairman




                                       BANDY MACHINING INTERNATIONAL


                                       By: /s/ William L. Remley

                                          ------------------------------------
                                          Name:  William L. Remley
                                          Title: Vice Chairman

                                       PARAGON PRECISION PRODUCTS



                                       By: /s/ William L. Remley
                                          ------------------------------------
                                          Name:  William L. Remley
                                          Title: Vice Chairman



                                       SCANNING ELECTION ANALYSIS
                                       LABORATORIES, INC.



                                       By: /s/ William L. Remley
                                          ------------------------------------
                                          Name:  William L. Remley
                                          Title: Vice Chairman




                                       GENERAL INSPECTION LABORATORIES, INC.



                                       By: /s/ William L. Remley
                                          ------------------------------------
                                          Name:  William L. Remley
                                          Title: Vice Chairman




                                       TSMD ACQUISITION CORP.



                                       By: /s/ William L. Remley

                                          ------------------------------------
                                          Name:  William L. Remley
                                          Title: President




                                       STELLEX MICROWAVE SYSTEMS, INC.



                                       By: /s/ William L. Remley
                                          ------------------------------------
                                          Name:  William L. Remley
                                          Title: Vice Chairman

Accepted in New York, New York

SOCIETE GENERALE SECURITIES CORPORATION


By: /s/ Bradford C. Yates
   -----------------------------------
   Name:  Bradford C. Yates
   Title: Managing Director


BT ALEX. BROWN INCORPORATED


By: /s/ Chris Kinslow
   -----------------------------------
   Name:  Chris Kinslow
   Title: Vice President


JEFFERIES & COMPANY, INC.


By: /s/ Andrew Whittaker
   -----------------------------------
   Name:  Andrew Whittaker
   Title: Executive Vice President

                                                                         ANNEX A


         Each broker-dealer that receives Exchange Securities for its own account pursuant to the Registered Exchange Offer must acknowledge that it will deliver a prospectus in connection with any resale of such Exchange Securities. The Letter of Transmittal states that by so acknowledging and by delivering a prospectus, a broker-dealer will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act. This Prospectus, as it may be amended or supplemented from time to time, may be used by a broker-dealer in connection with resales of Exchange Securities received in exchange for Securities where such Securities were acquired by such broker-dealer as a result of market-making activities or other trading activities. The Company has agreed that, for a period of 90 days after the Expiration Date (as defined herein), it will make this Prospectus available to any broker-dealer for use in connection with any such resale. See "Plan of Distribution."

                                                                         ANNEX B


         Each broker-dealer that receives Exchange Securities for its own account in exchange for Securities, where such Securities were acquired by such broker-dealer as a result of market-making activities or other trading activities, must acknowledge that it will deliver a prospectus in connection with any resale of such Exchange Securities. See "Plan of Distribution."

                                                                         ANNEX C


                             PLAN OF DISTRIBUTION


         Each broker-dealer that receives Exchange Securities for its own account pursuant to the Registered Exchange Offer must acknowledge that it will deliver a prospectus in connection with any resale of such Exchange Securities. This Prospectus, as it may be amended or supplemented from time to time, may be used by a broker-dealer in connection with resales of Exchange Securities received in exchange for Securities where such Securities were acquired as a result of market-making activities or other trading activities. The Company has agreed that, for a period of 90 days after the Expiration Date, it will make this Prospectus, as amended or supplemented, available to any broker-dealer for use in connection with any such resale. In addition, until _______________, 199_, all dealers effecting transactions in the Exchange Securities may be required to deliver a prospectus.1/

         The Company will not receive any proceeds from any sale of Exchange Securities by broker-dealers. Exchange Securities received by broker-dealers for their own account pursuant to the Registered Exchange Offer may be sold from time to time in one or more transactions in the over-the-counter market, in negotiated transactions, through the writing of options on the Exchange Securities or a combination of such methods of resale, at market prices prevailing at the time of resale, at prices related to such prevailing market prices or at negotiated prices. Any such resale may be made directly to purchasers or to or through brokers or dealers who may receive compensation in the form of commissions or concessions from any such broker-dealer or the purchasers of any such Exchange Securities. Any broker-dealer that resells Exchange Securities that were received by it for its own account pursuant to the Registered Exchange Offer and any broker or dealer that participates in a distribution of such Exchange Securities may be deemed to be an "underwriter" within the meaning of the Securities Act and any profit on any such resale of Exchange Securities and any commission or concessions received by any such persons may be deemed to be underwriting compensation under the Securities Act. The Letter of Transmittal states that, by acknowledging that it will deliver and by delivering a prospectus, a broker-dealer will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

         For a period of 90 days after the Expiration Date the Company will promptly send additional copies of this Prospectus and any amendment or supplement to this Prospectus to any broker-dealer that requests such documents in the Letter of Transmittal. The Company has agreed to pay all expenses incident to the Registered Exchange Offer other than commissions or concessions of any broker-dealers and will indemnify the Holders of the Securities (including any broker-dealers) against certain liabilities, including liabilities under the Securities Act.


--------
1/ In addition, the legend required by Item 502(e) of Regulation S-K will appear on the back cover page of the Exchange Offer prospectus.

                                                                         ANNEX D



         |_| CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

                  Name:    _______________________________________
                  Address: _______________________________________
                           _______________________________________



If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of Exchange Securities. If the undersigned is a broker-dealer that will receive Exchange Securities for its own account in exchange for Securities that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus in connection with any resale of such Exchange Securities; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.